Inventory (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Inventory [Abstract]
Raw materials and work in progress	$ 2,636	$ 2,205
Finished goods	907	911
Total inventory	$ 3,543	$ 3,116	[1]

[1]	See Note 2.C regarding initial application of International Financial Reporting Standard ("IFRS") 16, Leases. According to the transitional method that was chosen, comparative data were not restated.